EXHIBIT 99.1

SUBJECT TO REVISION
TERM SHEET, DATED SEPTEMBER 7, 2004
$1,170,220,000

Nissan Auto Receivables 2004-C Owner Trust

Nissan Auto Receivables Corporation II,
Seller
Nissan Motor Acceptance Corporation,
Servicer

          The trust will issue the following notes:

	Initial Principal		Accrual	First Distribution	Final Scheduled
	Amount	Interest Rate	Method(1)	Date	Distribution Date
Class A-1 Notes	$351,000,000	—%	Actual/360	October 15, 2004	September 15, 2005
Class A-2 Notes	$314,000,000	—%	30/360	October 15, 2004	December 15, 2006
Class A-3 Notes	$187,000,000	—%	30/360	October 15, 2004	October 15, 2007
Class A-4 Notes(2)	$318,220,000	LIBOR + ____%	Actual/360	October 15, 2004	March 15, 2010

(1)	Interest will accrue on the Class A-1 Notes and the Class A-4 Notes from, and including, the preceding Distribution Date to, but excluding, the current Distribution Date, and on the other notes from, and including, the 15th day of the preceding month to, but excluding, the 15th day of the current month, except that for the first Distribution Date, interest for all Notes will accrue from, and including, the Closing Date.

(2)	The trust will enter into an interest rate cap agreement with ABN AMRO Bank N.V., as cap provider.

          The notes are asset backed securities issued by the trust. The notes are not obligations of Nissan Motor Acceptance Corporation, Nissan Auto Receivables Corporation II, Nissan North America, Inc. or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

          This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. A registration statement relating to Nissan Auto Receivables Corporation II and trusts like the trust has been filed with the SEC and has been declared effective. A prospectus supplement relating to the trust will be filed after the notes have been priced and all of the terms and information are finalized. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Any investment decision should be based upon the information in the final prospectus supplement and the prospectus. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or the prospectus, the statements in the prospectus supplement and the prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the notes or determined that this term sheet is accurate or complete. Any representation to the contrary is a criminal offense.

MORGAN STANLEY	ABN AMRO INCORPORATED

CITIGROUP

          DEUTSCHE BANK SECURITIES

                    JPMORGAN

                              MERRILL LYNCH & CO.

                                        SG CORPORATE & INVESTMENT BANKING

                                                  THE WILLIAMS CAPITAL GROUP

SUMMARY OF TERMS

          The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. To understand all of the terms of the offering of the notes, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.

Issuer

Nissan Auto Receivables 2004-C Owner Trust.

Seller

Nissan Auto Receivables Corporation II.

Servicer

Nissan Motor Acceptance Corporation.

Indenture Trustee

Wells Fargo Bank, National Association.

Owner Trustee

Wilmington Trust Company.

Closing Date

On or about September 16, 2004.

Cut-off Date

August 31, 2004.

The Notes

Class A-1 % Asset Backed Notes in the aggregate initial principal amount of $351,000,000.

Class A-2 % Asset Backed Notes in the aggregate initial principal amount of $314,000,000.

Class A-3 % Asset Backed Notes in the aggregate initial principal amount of $187,000,000.

Class A-4 Floating Rate Asset Backed Notes in the aggregate initial principal amount of $318,220,000.

The Certificates

The trust will also issue asset backed certificates in the aggregate principal amount of $61,588,868.66 evidencing fractional undivided interests in the trust. The certificates will not bear interest. The trust will not make any distributions on the certificates until all interest on and principal of the Class A-1 Notes has been paid in full. The certificates are not offered by this term sheet, the prospectus supplement or the prospectus.

The Receivables

On the closing date, the trust will transfer the notes and the certificates in exchange for a pool of new, near-new or used automobile and light-duty truck retail installment sales contracts originated by Nissan or Infiniti dealers having an aggregate principal balance of $1,231,808,868.66 as of the cut-off date. These contracts are referred to as the “receivables.” The receivables were sold by the dealers to Nissan Motor Acceptance Corporation and will be resold by Nissan Motor Acceptance Corporation to Nissan Auto Receivables Corporation II, who will transfer them to the trust in exchange for the notes and the certificates. Additional information about the receivables follows this summary section.

Terms of the Notes

A.	Distribution Dates

The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day, commencing October 15, 2004.

B.	Collection Periods

The calendar month preceding the related distribution date.

C.	Interest Rates

The Class A-1, Class A-2 and Class A-3 Notes will bear interest for each interest accrual period at the fixed annual interest rates to be specified on the cover of the final prospectus supplement.

The Class A-4 Notes will bear interest for each interest accrual period at LIBOR plus the applicable margin to be specified on the cover of the final prospectus supplement.

D.	Interest Accrual

The Class A-1 and the Class A-4 Notes will accrue interest on an actual/360 basis from (and including) the preceding distribution date to (but excluding) the current distribution date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) October 15, 2004.

All other notes will accrue interest on a 30/360 basis from (and including) the 15th day of the preceding calendar month to (but excluding) the 15th day of the current calendar month, except that the first interest accrual period will be from (and including) the closing date to (but excluding) October 15, 2004.

E.	Interest Rate Cap Agreement

Because the interest rate on the Class A-4 Notes will be floating while the receivables are fixed monthly obligations, the trust will enter into an interest rate cap agreement with ABN AMRO Bank N.V., as cap provider, to mitigate the risk associated with an increase in the floating interest rate of the Class A-4 Notes above the weighted average APR of the receivables. If LIBOR related to any payment date exceeds the cap rate of %, the cap provider will pay to the trust an amount equal to the product of: (i) LIBOR for the related payment date minus the cap rate of %; (ii) the notional amount on the cap, which will be equal to the total outstanding principal amount on the Class A-4 Notes on the first day of the accrual period related to such payment date; and (iii) a fraction, the numerator of which is the actual number of days elapsed from and including the previous payment date, to but excluding the current payment date, or with respect to the first payment date, from and including the closing date, to but excluding the first payment date, and the denominator of which is 360.

Any amounts received under the interest rate cap agreement will be a source for interest payments on the notes, including the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes.

F.	Payment Priorities

On each distribution date, the trust will make payments from collections on the receivables during the related collection period, amounts withdrawn from the yield supplement account, any payments made from the cap provider to the trust (including any termination payments) and if necessary, amounts withdrawn from the reserve account. Advances made by the servicer will be included in collections, and reimbursements of servicer advances will be deducted from collections before any payments are made. The trust will make payments and allocations on each distribution date in the following order of priority:

1.	Servicing Fee – to the servicer, the servicing fee payable to the servicer equal to 1/12 of 1.00% of the aggregate principal balance of the receivables on the first day of the related collection period (or, in the case of the first collection period, as of the cut-off date);

2.	Interest – to pay accrued and unpaid interest on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes (on a pro rata basis);

3.	Allocation of Principal on the Notes – (i) to the Class A-1 Notes until the principal amount thereof is reduced to zero, an amount equal to (a) the excess, if any, of (x) the principal balance of the receivables as of the beginning of the related collection period (or, in the case of the first collection period, as of the cut-off date) over (y) the principal balance of the receivables as of the end of the related collection period (excluding, in the case of both clauses (x) and (y), certain non-collectible or defaulted receivables and receivables purchased by the servicer or repurchased by the seller due to certain breaches), and (b) any amounts due pursuant to this clause 3(i) on any prior payment date but not previously paid because sufficient funds were not available to make such payment; and

(ii) after the principal amount of the Class A-1 Notes is reduced to zero, to the Class A-2 Notes until the principal amount of the Class A-2 Notes is reduced to zero, then to the Class A-3 Notes until the principal amount of the Class A-3 Notes is reduced to zero, and then to the Class A-4 Notes until the principal amount of the Class A-4 Notes is reduced to zero, an amount sufficient to reduce the aggregate outstanding principal amount of Class A Notes to an amount equal to the product of the noteholders’ percentage and the outstanding principal balance of the receivables as of the end of the related collection period (excluding certain receivables as described in clause 3(i)(a) above). The “noteholders’ percentage” for any payment date is the percentage equivalent of a fraction, the numerator of which is the aggregate of the principal balances of the Class A-2, Class A-3 and Class A-4 Notes as of the closing date, and the denominator of which is the aggregate of such principal balances plus the principal amount of the certificates as of the closing date;

4.	Reserve Account – to the reserve account, an amount equal to the amount required to maintain the reserve account at the required amount;

5.	Allocation of Principal on the Certificates – on any payment date on and after the payment date on which the principal amount of the Class A-1 Notes has been reduced to zero (but not on any payment date that occurs during the period following an event of default under the indenture that results in the acceleration of the notes unless and until such acceleration has been rescinded), an amount sufficient to reduce the outstanding principal amount of the certificates to an amount equal to the product of the certificates percentage and the outstanding principal balance of the receivables as of the end of the related collection period (excluding certain receivables as described in clause 3(i)(a) above) (for such purposes, the “certificates percentage” for any payment date is 100% minus the noteholders’ percentage for such payment date); and

6.	Excess Amounts – any remaining amounts to Nissan Auto Receivables Corporation II.

Notwithstanding the foregoing, on each distribution date after the occurrence of an event of default and an acceleration of the notes, unless and until such acceleration has been rescinded, available amounts (after the servicing fee has been paid and certain advances have been reimbursed) will be applied to pay interest and principal, in that order, (1) first to the Class A-1 Notes, until the accrued interest on and outstanding principal balance of the Class A-1 Notes have been paid in full, and (2) then to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes on a pro rata basis (x) with respect to interest, based on the respective aggregate amounts of interest due to those classes of notes and (y) with respect to principal, based on the respective outstanding principal balances of those classes of notes, until the outstanding principal balances of those classes of notes have been paid in full.

G.	Reserve Account

On the closing date, the seller will make a deposit of $6,159,044.34 (approximately 0.50% of the outstanding principal balance of the receivables as of the cut-off date) into the reserve account for the trust. Thereafter, on any distribution date while the notes are outstanding, the reserve fund will generally be required to have a balance equal to $6,159,044.34. If, however, charge-offs or delinquencies exceed specified levels, the required amount in the reserve account will be the greater of (i) $6,159,044.34 and (ii) 5% of the outstanding principal balance of the notes and certificates as of the preceding distribution date (after giving effect to payments of principal made on such date).

On each distribution date, if collections on the receivables and advances by the servicer are insufficient to pay the first three items listed under “Payment Priorities” above, the indenture trustee will withdraw funds (if available) from the reserve account to pay those amounts.

If the principal amount of a class of notes is not paid in full on the related final scheduled distribution date, the indenture trustee will withdraw amounts from the reserve account (if available) to pay that class in full.

On each distribution date, the trust will deposit the amount, if any, necessary to cause the balance of funds on deposit in the reserve account to equal the required balance to the extent set forth above under “Payment Priorities.”

H.	Yield Supplement Account

On the closing date, the seller will make a capital contribution to the trust by depositing cash into the yield supplement account for the trust in an amount anticipated to be necessary to make the withdrawals described in the next paragraph.

On each distribution date, the trust will use funds in the yield supplement account to cover, for each receivable, the excess, if any, of (x) 30 days’ interest that would accrue on the principal balance of that receivable at the rate of % over (y) 30 days’ interest on that receivable at the interest rate on that receivable. The amount required to be on deposit in the yield supplement account will be the lesser of (a) the net present value using a discount rate of % of the amounts described in the preceding sentence that will become due on future distribution dates, assuming that payments on receivables are made as scheduled and (b) $ . To the extent the amount on deposit in the yield supplement account exceeds the required amount, the excess will be deposited in the collection account for distribution in accordance with the sale and servicing agreement. As a result, the amount on deposit in the yield supplement account may decline because of, among other reasons, prepayments on the receivables.

I.	Final Scheduled Distribution Dates

The trust is required to pay the outstanding principal amount of each class of notes in full on or before the related final scheduled distribution date specified on the cover of this term sheet.

J.	Optional Redemption; Clean-up Call

The notes will be paid in full on any distribution date on which the servicer exercises its option to purchase the receivables. The servicer may purchase the receivables on any distribution date when the outstanding principal balance of the receivables has declined to 5% or less of the principal balance of the receivables as of the cut-off date.

Minimum Denominations

The notes will be issued only in denominations of $1,000 or more.

Registration of the Securities

Interests in the notes will be held through The Depository Trust Company in the United States, or Clearstream Banking société anonyme or the Euroclear System in Europe. This is referred to as book-entry registration. You will not receive a definitive note except under limited circumstances.

We expect the notes to be delivered through The Depository Trust Company, Clearstream Banking société anonyme and Euroclear Systems on or about September 16, 2004.

Tax Status

Subject to the important considerations described in the prospectus supplement and the prospectus, O’Melveny & Myers LLP, special tax counsel to the trust, will deliver its opinion that the notes will be characterized as debt for federal income tax purposes, and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income and California income and franchise tax purposes.

If you purchase a note, you will agree to treat the note as a debt instrument.

ERISA Considerations

Subject to the important considerations described in the prospectus supplement and the prospectus, the notes generally are eligible for purchase by employee benefit plans.

If you are a benefit plan fiduciary considering the purchase of notes, you should consult with your counsel in determining whether all required conditions have been satisfied.

Eligibility for Purchase by Money Market Funds

The Class A-1 Notes are structured to be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of such notes under Rule 2a-7 and whether an investment in such notes satisfies such fund’s investment policies and objectives.

Ratings

It is a condition to the issuance of the securities that: (i) the Class A-1 Notes be rated “A-1+” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and “P-1” by Moody’s Investors Service, and (ii) the Class A-2, Class A-3 and Class A-4 Notes be rated “AAA” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. and “Aaa” by Moody’s Investors Service.

THE RECEIVABLES POOL

          The receivables are required to meet certain selection criteria as of the cut-off date. Pursuant to such criteria, each receivable: (i) was, at the time of origination, secured by a new, near-new or used automobile or light-duty truck; (ii) was originated in the United States; (iii) provides for scheduled monthly payments that fully amortize the amount financed by such receivable over its original term (except for minimally different payments in the first or last month in the life of the receivable); (iv) had an original number of payments to maturity of not more than 63 and, as of the cut-off date, had a remaining number of payments to maturity of not less than 3 and not more than 60; (v) provides for the payment of a finance charge at an annual percentage rate ranging from 0.00% to 18.49%; (vi) does not have a payment that is more than 29 days past due as of the cut-off date; (vii) is being serviced by Nissan Motor Acceptance Corporation; (viii) according to the records of the servicer, is not due from any obligor who was the subject of a bankruptcy proceeding as of the cut-off date; (ix) does not relate to a vehicle as to which forced-placed insurance premiums have been added to the amount financed as of the cut-off date; and (x) as of the cut-off date had a remaining principal balance of not less than $2,000 and not more than $47,900. Retail installment sales contracts originated in Alabama, Hawaii and Maine will not be included in the trust. No selection procedures believed by the seller to be adverse to noteholders have been used in selecting the receivables.

          As of the cut-off date, the average principal balance of the receivables was approximately $13,944.74. Based on the addresses of the originating dealers, the receivables have been originated in 47 states. Except in the case of any breach of representations and warranties by the related dealer, the receivables generally do not provide for recourse against the originating dealer.

          The composition, distribution by annual percentage rate and geographic distribution of the receivables as of the cut-off date are as set forth in the following tables:

COMPOSITION OF THE RECEIVABLES

Aggregate Principal Balance	$1,231,808,868.66
Number of Receivables	88,335
Average Principal Balance	$13,944.74
Range of Principal Balances	$2,000.00 to $47,895.82
Average Original Amount Financed	$21,448.40
Range of Original Amounts Financed	$4,329.13 to $50,000.00
Weighted Average APR	3.679%
Range of APRs	0.00% to 18.49%
Approximate Weighted Average Original Payments to Maturity	58.25 payments
Range of Original Payments to Maturity	12 to 63 payments
Approximate Weighted Average Remaining Payments to Maturity	48.02 payments
Range of Remaining Payments to Maturity	3 to 60 payments
Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles	92.01% (New)
7.26% (Near-New)
0.74% (Used)
Percentage by Principal Balance of Receivables Financed through Nissan and Infiniti Dealers	82.05% (Nissan)
17.95% (Infiniti)

DISTRIBUTION OF THE RECEIVABLES BY APR

				Percentage of
		Percentage of		Aggregate Cut-off
	Number of	Total Number	Cut-off Date	Date Principal
Range of APRs (%)	Receivables	of Receivables (%)	Principal Balance ($)	Balance (%)
0.00 to 0.49	112	0.13%	$2,328,279.31	0.19%
0.50 to 0.99	10,002	11.32	208,933,897.52	16.96
1.00 to 1.99	12,192	13.80	287,592,173.62	23.35
2.00 to 2.99	8,961	10.14	223,880,377.02	18.17
3.00 to 3.99	11,244	12.73	96,088,851.33	7.80
4.00 to 4.99	6,569	7.44	108,077,243.23	8.77
5.00 to 5.99	5,262	5.96	63,476,454.20	5.15
6.00 to 6.99	17,388	19.68	100,601,379.95	8.17
7.00 to 7.99	5,970	6.76	49,740,754.87	4.04
8.00 to 8.99	4,798	5.43	38,321,534.08	3.11
9.00 to 9.99	3,218	3.64	26,515,167.74	2.15
10.00 to 10.99	1,244	1.41	11,906,539.91	0.97
11.00 to 11.99	808	0.91	8,767,293.66	0.71
12.00 to 12.99	409	0.46	4,736,332.67	0.38
13.00 to 13.99	73	0.08	465,851.97	0.04
14.00 to 14.99	59	0.07	267,466.58	0.02
15.00 to 15.99	7	0.01	36,932.75	0.00
16.00 to 16.99	5	0.01	30,836.64	0.00
17.00 to 17.99	9	0.01	24,827.66	0.00
18.00 to 18.99	5	0.01	16,673.95	0.00

Totals(1)	88,335	100.00%	$1,231,808,868.66	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

DISTRIBUTION OF THE RECEIVABLES BY STATE (1) (2)

				Percentage of
		Percentage of		Aggregate Cut-off
	Number of	Total Number	Cut-off Date	Date Principal
State	Receivables	of Receivables (%)	Principal Balance ($)	Balance (%)
Alaska	7	0.01%	$98,217.14	0.01%
Arizona	4,486	5.08	72,524,261.01	5.89
Arkansas	1,006	1.14	13,408,273.67	1.09
California	13,194	14.94	189,470,911.57	15.38
Colorado	866	0.98	12,058,815.03	0.98
Connecticut	1,725	1.95	21,561,253.43	1.75
Delaware	331	0.37	4,656,142.42	0.38
Florida	6,060	6.86	83,714,008.23	6.80
Georgia	3,146	3.56	45,227,305.97	3.67
Idaho	97	0.11	1,336,081.27	0.11
Illinois	3,875	4.39	57,576,788.64	4.67
Indiana	978	1.11	14,585,853.10	1.18
Iowa	533	0.60	7,770,496.33	0.63
Kansas	352	0.40	4,534,637.27	0.37
Kentucky	971	1.10	12,801,779.17	1.04
Louisiana	1,878	2.13	27,023,742.34	2.19
Maryland	2,359	2.67	32,942,239.61	2.67
Massachusetts	2,201	2.49	25,664,616.27	2.08
Michigan	776	0.88	12,430,159.87	1.01
Minnesota	847	0.96	13,202,642.57	1.07
Mississippi	1,493	1.69	23,672,926.22	1.92
Missouri	1,262	1.43	17,982,116.52	1.46
Montana	53	0.06	971,284.93	0.08
Nebraska	231	0.26	3,408,626.15	0.28
Nevada	542	0.61	8,858,376.73	0.72
New Hampshire	465	0.53	5,142,788.48	0.42
New Jersey	4,154	4.70	54,929,242.66	4.46
New Mexico	477	0.54	6,852,654.23	0.56
New York	5,739	6.50	70,728,039.13	5.74
North Carolina	2,691	3.05	33,764,697.60	2.74
North Dakota	47	0.05	598,042.55	0.05
Ohio	1,982	2.24	27,104,630.08	2.20
Oklahoma	908	1.03	13,109,774.15	1.06
Oregon	340	0.38	4,640,152.93	0.38
Pennsylvania	3,835	4.34	46,116,866.13	3.74
Rhode Island	363	0.41	4,152,832.10	0.34
South Carolina	959	1.09	12,190,287.52	0.99
South Dakota	49	0.06	699,264.60	0.06
Tennessee	3,139	3.55	46,008,477.51	3.74
Texas	8,936	10.12	127,412,872.46	10.34
Utah	378	0.43	5,063,115.33	0.41
Vermont	45	0.05	928,760.04	0.08
Virginia	2,778	3.14	39,765,362.37	3.23
Washington	867	0.98	12,617,461.23	1.02
West Virginia	312	0.35	3,271,650.81	0.27
Wisconsin	560	0.63	8,652,826.41	0.70
Wyoming	42	0.05	577,514.88	0.05

Total (3)	88,335	100.00%	$1,231,808,868.66	100.00%

(1)	Based solely on the addresses of the originating Dealers.

(2)	The states of Alabama, Hawaii and Maine have been omitted for administrative reasons.

(3)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

          Set forth below is certain information concerning Nissan Motor Acceptance Corporation’s experience pertaining to delinquencies, repossessions and net losses on its total portfolio of new, near-new and used automobile and light-duty truck receivables (including receivables previously sold that Nissan Motor Acceptance Corporation continues to service).

          The data presented in the following tables are for illustrative purposes only. There can be no assurance that Nissan Motor Acceptance Corporation’s delinquency, repossession and net loss experience with respect to automobile and light-duty truck receivables in the future, or the experience of the trust with respect to the receivables, will be similar to that set forth below.

Delinquency Experience(1)

	At	At March 31,
	June 30,
	2004	2004	2003	2002	2001	2000
Number of Contracts Outstanding	877,747	859,989	757,902	641,467	490,215	368,660
Delinquencies as a Percentage of Number of Contracts Outstanding(2)
30-59 Days	1.54%	1.50%	1.41%	0.98%	1.01%	1.54%
60-89 Days	0.45%	0.32%	0.21%	0.20%	0.14%	0.16%
90 Days or More	0.08%	0.07%	0.03%	0.04%	0.02%	0.02%

(1)	The information in the Delinquency Experience table includes retail installment sales contracts for new, near-new and used automobiles and light-duty trucks and includes receivables which Nissan Motor Acceptance Corporation has sold to third parties but continues to service. The information does not include receivables purchased by Nissan Motor Acceptance Corporation under certain special financing programs. The information in the tables relates only to receivables with original terms of less than 64 months. The trust does not include receivables with original maturities in excess of 63 months. In general, Nissan Motor Acceptance Corporation has experienced higher overall levels of losses with respect to receivables with original maturities of 64 to 72 months than with respect to receivables with shorter original maturities.

(2)	An account is considered delinquent if 20% or more of the scheduled payment is past due.

Net Credit Loss And Repossession Experience(1)
(dollars in thousands)

	At or for the	At or for the Twelve Months Ended March 31,
	Three Months Ended
	June 30, 2004	2004	2003	2002	2001	2000
Principal Amount Outstanding	$12,110,740	$11,749,083	$10,183,642	$8,574,089	$6,108,666	$4,273,532
Average Principal Amount Outstanding	$11,898,412	$11,216,132	$9,353,879	$7,477,862	$5,195,894	$3,261,595
Number of Contracts Outstanding	877,747	859,989	757,902	641,467	490,215	368,660
Average Number of Contracts Outstanding	867,641	820,917	699,813	570,343	428,935	316,976
Number of Repossessions(2)	4,324	16,370	13,357	8,228	5,339	7,467
Number of Repossessions as a Percent of the Average Number Of Contracts Outstanding(3)	1.99%	1.99%	1.91%	1.44%	1.24%	2.36%
Net Charge-Offs(4)	$36,761	$166,925	$133,268	$64,482	$38,399	$55,482
Recoveries(5)	$16,044	$50,962	$32,233	$22,928	$26,229	$39,125
Net Losses	$20,717	$115,963	$101,035	$41,554	$12,170	$16,357
Net Losses as a Percent of Principal Amount Outstanding(3)	0.68%	0.99%	0.99%	0.48%	0.20%	0.38%
Net Losses as a Percent of Average Principal Amount Outstanding(3)	0.70%	1.03%	1.08%	0.56%	0.23%	0.50%

(1)	The information in the Net Credit Loss and Repossession Experience table includes retail installment sales contracts for new, near-new and used automobiles and light-duty trucks and includes receivables which Nissan Motor Acceptance Corporation has sold to third parties but continues to service. The information does not include receivables purchased by Nissan Motor Acceptance Corporation under certain special financing programs. The information in the tables relates only to receivables with original terms of less than 64 months. The trust does not include receivables with original maturities in excess of 63 months. In general, Nissan Motor Acceptance Corporation has experienced higher overall levels of losses with respect to receivables with original maturities of 64 to 72 months than with respect to receivables with shorter original maturities. All amounts and percentages, except as indicated, are based on the principal balances of the receivables including unearned interest. Averages are computed by taking a simple average of month end outstandings for each period presented.

(2)	The number of repossessions excludes accounts that have been subsequently reinstated.

(3)	The percentages for the three months ended June 30, 2004 have been annualized in order to facilitate year to year comparisons. Actual percentages for the entire year may differ from the annualized percentages.

(4)	Charge-offs represent the net principal balance of receivables determined to be uncollectible in the period less proceeds from disposition of related vehicles, other than recoveries described in Note (5). Charge-offs do not include expenses associated with collection, repossession or disposition of the vehicle.

(5)	Recoveries generally include amounts received on receivables following the time at which the receivable is charged off. Recoveries are net of expenses associated with collection.

WEIGHTED AVERAGE LIFE OF THE NOTES

     Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model (“ABS”), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

     As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of notes could occur later or significantly earlier than the respective final scheduled distribution dates. Reinvestment risk associated with early payment of the notes will be borne exclusively by the holders of such notes.

     The table captioned “Percent of Initial Note Principal Amount at Various ABS Percentages” (the “ABS Table”) has been prepared on the basis of the characteristics of the receivables described above. The ABS Table assumes that (i) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on each receivable is scheduled to be made and is made on the last day of each month and each month has 30 days, (iii) payments are made on the notes on each distribution date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the balance in the reserve account on each distribution date is the required amount described in the summary under “Reserve Account” and (v) the servicer does not exercise its option to purchase the receivables unless otherwise indicated. The hypothetical pools each have an assumed cut-off date of August 31, 2004. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

     The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

	Aggregate Principal		Remaining Payments	Original Payments
Pool	Balance	APR	to Maturity	to Maturity
1	$150,189,008.65	6.729%	12	59
2	$68,128,918.57	2.023%	31	36
3	$47,193,149.66	4.409%	43	49
4	$315,230,533.03	3.113%	54	60
5	$651,067,258.75	3.369%	56	60

     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

Percent of Initial Note Principal Amount at Various ABS Percentages

	Class A-1 Notes					Class A-2 Notes
Distribution Date	0.50%	1.00%	1.30%	1.50%	1.70%	0.50%	1.00%	1.30%	1.50%	1.70%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Oct-04	89.22	87.11	85.52	84.14	82.11	100.00	100.00	100.00	100.00	100.00
15-Nov-04	78.51	74.43	71.39	68.78	64.97	100.00	100.00	100.00	100.00	100.00
15-Dec-04	67.87	61.97	57.62	53.92	48.60	100.00	100.00	100.00	100.00	100.00
15-Jan-05	57.30	49.72	44.20	39.57	32.99	100.00	100.00	100.00	100.00	100.00
15-Feb-05	46.79	37.69	31.14	25.72	18.17	100.00	100.00	100.00	100.00	100.00
15-Mar-05	36.36	25.88	18.45	12.39	4.12	100.00	100.00	100.00	100.00	100.00
15-Apr-05	25.99	14.29	6.12	0.00	0.00	100.00	100.00	100.00	99.56	90.50
15-May-05	15.70	2.92	0.00	0.00	0.00	100.00	100.00	93.92	86.77	77.54
15-Jun-05	5.48	0.00	0.00	0.00	0.00	100.00	91.45	81.86	74.53	65.41
15-Jul-05	0.00	0.00	0.00	0.00	0.00	95.14	80.10	70.19	62.84	54.12
15-Aug-05	0.00	0.00	0.00	0.00	0.00	84.67	68.98	58.90	51.70	43.67
15-Sep-05	0.00	0.00	0.00	0.00	0.00	74.26	58.10	48.01	41.11	34.07
15-Oct-05	0.00	0.00	0.00	0.00	0.00	67.46	50.36	39.69	32.39	24.94
15-Nov-05	0.00	0.00	0.00	0.00	0.00	60.69	42.73	31.52	23.85	16.02
15-Dec-05	0.00	0.00	0.00	0.00	0.00	53.98	35.21	23.50	15.49	7.31
15-Jan-06	0.00	0.00	0.00	0.00	0.00	47.31	27.80	15.63	7.30	0.00
15-Feb-06	0.00	0.00	0.00	0.00	0.00	40.68	20.51	7.91	0.00	0.00
15-Mar-06	0.00	0.00	0.00	0.00	0.00	34.11	13.33	0.35	0.00	0.00
15-Apr-06	0.00	0.00	0.00	0.00	0.00	27.58	6.26	0.00	0.00	0.00
15-May-06	0.00	0.00	0.00	0.00	0.00	21.09	0.00	0.00	0.00	0.00
15-Jun-06	0.00	0.00	0.00	0.00	0.00	14.66	0.00	0.00	0.00	0.00
15-Jul-05	0.00	0.00	0.00	0.00	0.00	8.27	0.00	0.00	0.00	0.00
15-Aug-05	0.00	0.00	0.00	0.00	0.00	1.93	0.00	0.00	0.00	0.00
15-Sep-05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Maturity (years)(1)	0.43	0.38	0.34	0.32	0.29	1.36	1.16	1.06	0.99	0.93
Weighted Average Life to Call (years)(1)(2)	0.43	0.38	0.34	0.32	0.29	1.36	1.16	1.06	0.99	0.93
Optional Clean-Up Call Date(2)	—	—	—	—	—	—	—	—	—	—

(1)	The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related distribution date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2)	This calculation assumes that the servicer exercises its option to purchase the receivables at the first opportunity.

Percent of Initial Note Principal Amount at Various ABS Percentages

	Class A-3 Notes					Class A-4 Notes
Distribution Date	0.50%	1.00%	1.30%	1.50%	1.70%	0.50%	1.00%	1.30%	1.50%	1.70%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Oct-04	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Nov-04	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Dec-04	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Jan-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Feb-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Mar-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Apr-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-May-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Jun-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Jul-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Aug-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Sep-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Oct-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Nov-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Dec-05	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00
15-Jan-06	100.00	100.00	100.00	100.00	98.00	100.00	100.00	100.00	100.00	100.00
15-Feb-06	100.00	100.00	100.00	98.83	84.07	100.00	100.00	100.00	100.00	100.00
15-Mar-06	100.00	100.00	100.00	85.70	70.50	100.00	100.00	100.00	100.00	100.00
15-Apr-06	100.00	100.00	88.16	72.88	57.28	100.00	100.00	100.00	100.00	100.00
15-May-06	100.00	98.83	75.98	60.36	44.42	100.00	100.00	100.00	100.00	100.00
15-Jun-06	100.00	87.34	64.07	48.16	31.92	100.00	100.00	100.00	100.00	100.00
15-Jul-06	100.00	76.04	52.42	36.27	19.78	100.00	100.00	100.00	100.00	100.00
15-Aug-06	100.00	64.94	41.03	24.69	8.00	100.00	100.00	100.00	100.00	100.00
15-Sep-06	92.68	54.03	29.91	13.42	0.00	100.00	100.00	100.00	100.00	97.99
15-Oct-06	82.20	43.32	19.05	2.46	0.00	100.00	100.00	100.00	100.00	91.50
15-Nov-06	71.79	32.80	8.46	0.00	0.00	100.00	100.00	100.00	95.20	85.22
15-Dec-06	61.47	22.48	0.00	0.00	0.00	100.00	100.00	98.91	89.13	79.15
15-Jan-07	51.23	12.35	0.00	0.00	0.00	100.00	100.00	93.00	83.25	73.31
15-Feb-07	41.08	2.43	0.00	0.00	0.00	100.00	100.00	87.25	77.56	67.68
15-Mar-07	31.01	0.00	0.00	0.00	0.00	100.00	95.71	81.66	72.06	62.26
15-Apr-07	21.02	0.00	0.00	0.00	0.00	100.00	90.11	76.24	66.75	57.07
15-May-07	12.05	0.00	0.00	0.00	0.00	100.00	85.07	71.33	61.95	52.37
15-Jun-07	3.15	0.00	0.00	0.00	0.00	100.00	80.13	66.58	57.31	47.86
15-Jul-07	0.00	0.00	0.00	0.00	0.00	96.67	75.30	61.96	52.85	43.55
15-Aug-07	0.00	0.00	0.00	0.00	0.00	91.53	70.57	57.49	48.56	39.44
15-Sep-07	0.00	0.00	0.00	0.00	0.00	86.44	65.95	53.17	44.44	35.52
15-Oct-07	0.00	0.00	0.00	0.00	0.00	81.39	61.44	49.00	40.49	31.81
15-Nov-07	0.00	0.00	0.00	0.00	0.00	76.38	57.03	44.97	36.72	28.30
15-Dec-07	0.00	0.00	0.00	0.00	0.00	71.42	52.74	41.08	33.12	24.99
15-Jan-08	0.00	0.00	0.00	0.00	0.00	66.50	48.55	37.35	29.70	21.89
15-Feb-08	0.00	0.00	0.00	0.00	0.00	61.63	44.47	33.76	26.45	18.99
15-Mar-08	0.00	0.00	0.00	0.00	0.00	56.80	40.50	30.33	23.38	16.29
15-Apr-08	0.00	0.00	0.00	0.00	0.00	52.02	36.64	27.04	20.48	13.80
15-May-08	0.00	0.00	0.00	0.00	0.00	47.56	33.07	24.04	17.86	11.57
15-Jun-08	0.00	0.00	0.00	0.00	0.00	43.13	29.61	21.17	15.41	9.54
15-Jul-08	0.00	0.00	0.00	0.00	0.00	38.75	26.25	18.45	13.13	7.70
15-Aug-08	0.00	0.00	0.00	0.00	0.00	34.42	23.00	15.88	11.02	6.06
15-Sep-08	0.00	0.00	0.00	0.00	0.00	30.13	19.85	13.45	9.07	4.61
15-Oct-08	0.00	0.00	0.00	0.00	0.00	25.88	16.81	11.16	7.30	3.36
15-Nov-08	0.00	0.00	0.00	0.00	0.00	21.67	13.87	9.01	5.69	2.31
15-Dec-08	0.00	0.00	0.00	0.00	0.00	17.51	11.05	7.02	4.26	1.46
15-Jan-09	0.00	0.00	0.00	0.00	0.00	13.40	8.32	5.16	3.01	0.81
15-Feb-09	0.00	0.00	0.00	0.00	0.00	9.33	5.71	3.46	1.92	0.36
15-Mar-09	0.00	0.00	0.00	0.00	0.00	5.31	3.20	1.90	1.01	0.11
15-Apr-09	0.00	0.00	0.00	0.00	0.00	2.64	1.57	0.90	0.45	0.00
15-May-09	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life to Maturity (years)(1)	2.39	2.08	1.90	1.78	1.68	3.69	3.41	3.20	3.04	2.86
Weighted Average Life to Call (years)(1) (2)	2.39	2.08	1.90	1.78	1.68	3.65	3.36	3.14	2.96	2.80
Optional Clean-Up Call Date(2)	—	—	—	—	—	Dec-08	Oct-08	Aug-08	May-08	Mar-08

(1)	The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related distribution date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2)	This calculation assumes that the servicer exercises its option to purchase the receivables at the first opportunity.